RAPID Tests for EARLIER Treatment

Investor Presentation

Slide 2

Forward Looking Statements

Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions, and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio's ability to develop, manufacture, market and finance new products and the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Other factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission.

Slide 3

Investment Summary

•	Develops, Manufactures & Markets Point-of-Care Diagnostic Tests (POCTs) Used Globally

•	$25.6MM 2012 Revenues, Profitable
‐	Anticipate Record Revenues in Second Half 2013

•	Patented DPP® - A Platform POCT Technology
‐	Oral Fluid HIV Test-FDA –Approved - CLIA waiver pending

•	Strong Product Pipeline of Multiplex DPP Products
‐	HIV-Syphilis Test for International and US Markets
‐	HCV & HIV Ag-Ab Test
‐	New Technologies for Multiplex Products
‐	New Collaboration in Brazil with LabTest

Slide 4

Chembio's  Pipeline - $700MM Total Addressable Market

Chembio Pipeline POCT	Total Market Opportunity	Targeted Launch
US HIV	$ 75 MM	Q4-2013
US Syphilis-HIV	$ 75 MM	2H- 2014
US HCV*	$100 MM	2015
US OTC-HIV*	$ 50 MM	2015-2016
International	$400 MM	2013-2016
Total	$700 MM	2013-2016

* Subject to market assessments/developments, and/or attainment of R&D and regulatory milestones

See graphic

Slide 5

Chembio's Current & Near Term POCT Market Opportunities

HIV Rapid POCTS  - Established, Growing Market
•	~50,000 New Infections in US - 2012 ; 2.5 MM Worldwide
•	U.S. - Routine Testing USPSTF Recommendation
‐	ACA Expanding Coverage by 25MM+
•	International - Designation in PEPFAR & Other Donor-Funded Countries' Testing Protocols
•
HIV-Syphilis POCTS – New Market Opportunity
•	Up to 70% HIV-Syphilis Co-Infection in MSM
•	Higher Prevalence of Syphilis (1.9MM) than HIV (1.5MM) in Pregnant Women

HCV POCT – Emerging Market Opportunity
•	4MM in US Infected ` 75% Unaware
•	Recent Revised CDC & USPSTF Recommendations for All Baby Boomers
•	New Therapeutics

See graphic

Slide 6

POCTs - A Growing $10B Global Market -Examples of Product Opportunities for the Long Term
•	Labtest Brazil*
•	Febrile Illnesses Contract with U.S. Gov. Agency*
•	Influenza Immunity Contract with CDC Contractor*
•	Hepatitis-C and HIV Fourth Generation Tests
‐	Associated CDC Recommendations
*announced May 2013

CURRENT CAPABILITIES
•	Lateral Flow Technology
•	Single parameter tests
•	DPP® Technology Enabling
•	Improved Sensitivity, Multiplexing

R&D
•	Signal
•	Enhancement Features

POTENTIAL NEW CAPABILITIE BEING ASSESSED
•	Molecular
•	Amplification Technologies

Slide 7

Lateral Flow Rapid HIV Tests Marketed World-Wide

•	Total $13.5MM 2012 Revenues
•	In U.S. Sold Exclusively through Alere (Clearview®)
‐	$7.8MM 2012; $2.3MM Q2'13 vs. $2.1MM Q2'12 ; $4.9MM YTD'13 vs. $4.6MM YTD'12
‐	Opportunity to Sell Direct Under Chembio brand based on new Alere "competitive" product
•	International Sales - Chembio Branded Through Multiple Channels:
‐	E.g., PEPFAR, Global Fund UNICEF, etc.
‐	$5.7MM 2012;$2.3MM Q1'13 92% increase from Q1 '12
‐	Record 2H Anticipated Based on Record $5.3MM Order

See graphics

Slide 8

U.S. HIV Self-Testing  "OTC" Opportunity
•	Chembio Uniquely Positioned
•	Still Assessing Market Size –
o	OSUR Spending $7MM/QTR on HIV OTC Market Launch

See Graphics

Slide 9

Ongoing Collaboration with Brazilian MOH Affiliate  Complemented by New Agreement with Labtest
‐	Five DPP® Products with Brazilian MOH Supplier
‐	$10.1MM 2012 Revenues
‐	~$6MM Forecast 2013, Potential of $9MM in 2014.
‐	Potential New Product
•	New Collaboration with Labtest Brazil*
‐	Leading Brazilian IVD Company
‐	Addressing Private & Public Markets in Brazil
‐	Potential Additional Markets, Contract Manufacturing
‐	Assembly & Distribution - DPP® Co-branded
‐	2013 Plan = Initial Products Registrations
*announced May 2013

See graphics

Slide 10
DPP® Patented Point of Care Technology

•	Proprietary Platform Technology that Uniquely Enables Multiplexing for Higher Value Tests
•	Increases Sensitivity as Compared with Lateral Flow Technology
•	Validated with Numerous Partners, Regulatory Agencies

See graphics

Slide 11

Chembio DPP® HIV 1/2 Assay FDA-Approved Dec. '12,  CLIA Waiver expected Q4 2012
•	Superior blood matrix performance over top 4 market share products in early detection study
•	Superior Oral Fluid sensitivity v. Market Leader in head-to-head study
•	User friendly, safe and efficient SampleTainer™ Sample Collection System
•	Separate and reagent free oral fluid collection device
See graphics

Slide 12

DPP® HIV 1/2 Assay v. Leading Competitor,  Superior U.S. Label Claims

	DPP HIV 1/2	Oraquick ADVANCE
Performance Sensitivity* Specificity*	99.9% WB/P/S; 99.8% FS; 98.9% OF 100% FS; 99.9% OF/WB/P/S	(Note: No S or WB claims) 99.6% FS/P; 99.3% OF 99.9% P, 100% FS, 99.8% OF
External Controls	12 month open vial	30 day open vial
Patient Age	2+ years of age	12+ years of age
Result Read Time	25-40 min OF 10-25 min FS/P/WB/S	20-40 min OF/FS/P

DPP® HIV 1/2 Assay superior performance in recent studies (CDC-Mozambique) in "naïve" (undiagnosed) populations for which the test will be utilized, and more published articles on OraQuick market performance

*Note:  Orasure conducted its U.S. trials 1999-2001 before widespread deployment of Highly Active Anti-Retroviral Therapy (HAART).

Note: Oral Fluid (OF), Venous Whole Blood (WB), WB Finger Stick (FS), Plasma (P), Serum (S)

Slide 13

DPP® Syphilis Test
•	Large Global Market Opportunities for Pre-Natal and MSM Screening
‐	HIV-Syphilis Comb. Leverages Global PMTCT Funding
‐	USAID and WHO Evaluations in Process
‐	INDRE (Mexico) Data @100% Sensitivity & Specificity
•	Anticipated FDA Approval(PMA) in Q4 2014 – Clia waiver Q1 2015
‐	Recent Meeting with FDA Extending Review Period Due to Change to PMA (v. 510K)
‐	Significant Potential International Sales 2013 -14

Slide 14

Selected Financial Data FY2008 –2012
See Graphic

2012
•	Total Revenue $25,611
•	Product Revenue $24,327
•	Gross Profit $10,790
•	R&D Expense* $4,486
•	Pre-Tax Income $1,451

* Non-recurring 2010 $1.5MM R&D Credit from the Affordable Care Act – excluded from 2010 R&D Exp. & 2010 Pre-Tax Income

Slide 15

FY2010-2012 Selected Financial Results

	Year Ended		Year Ended		Year Ended
In (000's)	Dec 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Net Product Revenues	$24,327		$17,422		$13,516
Non-Product Revenues	$1,283		$1,966		$3,188
TOTAL REVENUES	$25,610		$19,388		$16,704
GROSS MARGIN	$10,790	42%	$9,390	48%	$8,101	48%
OPERATING COSTS:
Research and Development exp	$4,486	18%	$4,878	25%	$2,586	15%
Selling, General &Administrative exp	$4,852	19%	$3,424	18%	$2,941	18%
	$9,338		$8,302		$5,527
INCOME FROM OPERATIONS	$1,452		$1,088		$2,574
OTHER INCOME (EXPENSES):	$(2)		$(12)		(15)
NET INCOME-Before Taxes	$1,450	6%	$1,076	6%	$2,559	15%
Income tax (benefit) provision	$509		$(5,133)		$46
NET INCOME	$941	4%	$6,209	32%	$2,513	15%

2012 U.S. Lateral Flow HIV Sales                                                                                    $ 7.8 MM
       2012 Ex-U.S. Lateral Flow HIV Sales  $ 5.7 MM
       2012 Brazil DPP Sales                                                                      $10.1 MM

Slide 16

Second Quarter and First Half, 2012-2013 Selected Financial Results

	3 Mos Ended		3 Mos Ended		6 mos June 30, 2013		6 mos June 30,2012
In (000's)	June 30, 2013		June 30, 2012		2012		2011
Net Product Revenues	$5,062		$5,811		$11,375		$12,174
Non-Product Revenues	$332		$273		$697		$563
TOTAL REVENUES	$5,394		$6,084		$12,072		$12,737
GROSS MARGIN	$2,281	42%	$2,571	42%	$4,975	41%	$5,903	46%
OPERATING COSTS:
Research and Development exp	$1,501	28%	$979	16%	$2,546	21%	$2,358	19%
Selling, G&Administrative exp	$1,160	22%	$1,079	18%	$2,322	19%	$2,313	18%
	$2,661		$2,058		$4,868		$4,671
INCOME FROM OPERATIONS	$(380)		$513		$107		$1,232
OTHER INCOME (EXPENSES):	$9		$(1)		$9		$(1)
NET INCOME-Before Taxes	$(371)	-7%	$512	8%	$116	1%	$1,231	10%
Income tax (benefit) provision	$(130)		$203		$40		$489
NET INCOME	$(241)	-4%	$309	5%	$76	1%	$742	6%

Slide 17

CEMI Selected Share & Balance Sheet Data
$6MM Common Stock Public Offering Closed on April 3, 2013
 1.2MM Shares @ $5.00 per share, $5.450MM Net Proceeds

(in millions except per share and daily volume data)
Ticker Symbol (NASDAQ)	CEMI
Price 07/31/13	$4.83
52-Week High	$5.80
52-Week Low	$3.61
Outstanding Shares	9.32
Market Capitalization	$45.04
Fully Diluted Shares	9.99
Management Holding	1.55
Avg.Daily Volume (3 mos to 7/31/13)	19,400
Average Daily Volume (July 2013)	14,300

Options	Total		Avg. Ex. Price
533K held by Mgmt. & Board	669	K	$2.70

($ in 000s)	June'13 Unaudited	Dec '12
Cash	$8,645	$2,952
Total Current Assets	17,118	4,821
Total Assets	$23,542	$17,335
Total Current Liabilities	3,929	3,378
Total Liabilities	3,929	3,460
Stockholders' Equity	19,613	13,875
Total Liabilities & Stockholders' Equity	$23,542	$17,335

Slide 18

Leadership

Executive                                               Experience            Joined Company:
Lawrence Siebert,J.D. Chairman & CEO	1981-1991, Partner, Stanwich Partners, Inc.; 1992-2002 Siebert Associates LLC, Manager; Siebert Capital Corp. , President	2002
Richard Larkin, CPA Chief Financial Officer	2000-2003 CFO of Visual Technology Group; 1987-2000 CFO of Protex International Corp.	2003
Sharon Klugewicz, M.S. Chief Operating Officer	20+ Years at Pall Corporation, most recently as Sen. VP - Scientific & Laboratory Services	2012
Javan Esfandiari, M.S. SVP Research & Development	1993-1997, R&D Director On-Site Biotech; 1997-2000, Co-Founder of Sinovus Biotech AB (Sweden), which was acquired by Chembio in 2000	2000

Slide 19

Organization & Facility

•	FDA & USDA- Approved Development & Manufacturing Facility
•	All Company Operations in 30,600 Sq. Ft. Leased Facility in Medford, NY
•	Pursuing Increased Efficiencies, Automation, Capacity

Total Employment: Approximately 200

Regulatory	4
QA &QC	17
SG&A	12
Research & Development	27
Operations	142

See Graphics

Slide 20

Anticipated Developments - 2013-2014
•	Record Second Half Revenues
•	Oral Fluid HIV Test CLIA Waiver & Launch
•	Expanding International Revenues for Lateral Flow and DPP® Products
•	2014 FDA Submission & Approval of DPP HIV-Syphilis Test
•	HIV Fourth Generation & HCV Product Development Milestones
•	New Distribution, Contract Development & OEM Deals
•	Acquire/License New Technologies, Product Lines

Slide 21

Investment Summary

•	Develops, Manufactures & Markets Point-of-Care Diagnostic Tests (POCTs) Used Globally

•	$25.6MM 2012 Revenues, Profitable
‐	Anticipate Record Revenues in Second Half 2013

•	Patented DPP® - A Platform POCT Technology
‐	Oral Fluid HIV Test-FDA –Approved - CLIA waiver pending

•	Strong Product Pipeline of Multiplex DPP Products
‐	HIV-Syphilis Test for International and US Markets
‐	HCV & HIV Ag-Ab Test
‐	New Technologies for Multiplex Products
‐	New Collaboration in Brazil with LabTest